EMPLOYMENT AGREEMENT
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                    AGREEMENT made as of the 1st day of January, 1998, by
          and between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (hereinafter referred to as the "Company"), having an office at 18-01 Pollitt Drive, Fair Lawn, NJ 07410 and DALIA OPHIR residing at 27 Country Club Road, Tenafly, New Jersey 07670 (hereinafter referred to as the "Executive").

                                W I T N E S S E T H :
                                - - - - - - - - - -

                    WHEREAS, the Executive has served as a valuable executive employee of the Company, and the Company desires to continue to employ the services of the Executive, and the Executive desires to render such services all upon the terms and conditions herein contained;

                    NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

                    1.   Employment.  The Company hereby employs the
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          Executive as Chief Technology Officer, and the Executive hereby accepts such employment, subject to the terms and conditions hereinafter set forth.

                    2.   Term.  The term of the Executive's employment
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          hereunder shall be for a period commencing January 1, 1998 and terminating on December 31, 2000. This Agreement may be extended thereafter for successive one (1) year terms upon the mutual consent in writing of the parties hereto at least thirty (30) days prior to the applicable anniversary of such date.

                    3.   Duties.  The Executive agrees that she will serve
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          the Company on a full-time basis faithfully and to the best of her ability as the Chief Technology Officer of the Company, subject to the direction of the President and/or Chief Executive Officer and the general supervision of the Board of Directors of the Company. The Executive agrees that she will not, during the term of this Agreement, engage in any other business activity which interferes with the performance of her obligations under this Agreement. The Executive further agrees to serve as a director of the Company and/or of any parent, subsidiary or affiliate of the Company if she is elected to such directorship.

                    4.   Compensation.
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                         (a) (i)  Salary.  In consideration of the services
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          to be rendered by the Executive, in the aforesaid position or in any other position to which the Executive may be assigned, including, without limitation, any services rendered by her as director of the Company or of any parent, subsidiary or affiliate of the Company, the Company agrees to pay the Executive, and she agrees to accept fixed compensation at the rate of One Hundred and Eighty Thousand Dollars ($180,000.00) per annum as base salary ("Base Salary") commencing on the date hereof, together with such increases as may be authorized from time to time by the Board of Directors of the Company. The Base Salary shall also be increased commencing on January 1 of each year of the term hereof, by an amount equal to the annual percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items (U.S. city average), published by the Bureau of Labor Statistics of the United States, Department of Labor, multiplied by the annual Base Salary effective immediately prior to such increase.

                         (ii) Bonus. In addition to the payment of the Base
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          Salary, as provided for hereunder, the Company shall pay the
          Executive a bonus for the year ended December 31, 1998, such bonus to be paid on the conditions hereinafter set forth:

                              a)   $40,000 upon successful delivery of the
          Accident Fund deliverables;

                              b)   $20,000 upon successful delivery of the
          Cornhill 1998 deliverables;

                              c)   $10,000 upon the Company achieving 1998
          earnings before income taxes ("EBIT") of at least $.04 per share. The determination as to whether the Company achieves EBIT of $.04 per share shall be made in accordance with generally accepted accounting principles consistently applied (except that any income or loss attributable to the repurchase of the Care Software rights by Care Corporation Limited ("Care") shall be excluded for purposes of such calculation), shall be based upon the audited financial statements to be filed by the Company in its Form 10-K Annual Report with the Securities and Exchange Commission, and such bonus, if any, shall be paid no later than 10 days from the date of such filing; and

                              d) to the extent the Company's 1998 revenue exceeds $18.453 million and its 1998 EBIT exceeds $2,000,000, as further described below, an additional bonus (the "Super Bonus") paid pursuant to the terms of a plan (the "Super Bonus Plan") to be prepared by the Company's chief executive officer and approved by the Company's Board of Directors, as evidenced by a Board resolution. The Super Bonus Plan shall entitle each of the Company's senior management, as identified in the Super Bonus Plan and including the Executive, who shall participate to the extent of 20%, in a bonus pool equal to 20% of the Company's 1998 EBIT in excess of $2,000,000, provided the Company's 1998 revenue exceeds $18.453 million (which, pursuant to the Super Bonus Plan, $2,000,000 shall be calculated after the deduction of a $6,000 bonus per each employee of the Company who is not eligible for the Super Bonus for fiscal year ended December 31, 1998). The determination as to whether the Company achieves EBIT above $2,000,000 and revenue above $18.453 million shall be made in accordance with generally accepted accounting principles consistently applied (except that any income or loss attributable to the repurchase of the Care Software rights by Care shall be excluded for purposes of such calculation) and shall be based upon the audited financial statements to be filed by the Company in its Form 10-K Annual Report with the Securities and Exchange Commission and such Super Bonus, if any, shall be paid no later than 10 days from the date of such filing.

                              e)   The terms for the performance bonus for
          each year of the term after December 31, 1998, including any renewal term, shall be agreed to by January 15th of the subsequent year by the parties.

                         (b)  The Executive shall also be entitled to
          vacations, sick leave and fringe benefits in accordance with Company policies and plans from time to time in effect for executive officers of the Company.

                         (c)  The Executive shall be granted 150,000
          incentive stock options to purchase shares of common stock, $.01 par value per share, of the Company at a purchase price of $4.00 per share, (the "Options"), pursuant to the Company's 1995 Employee Stock Option Plan, as amended, such options to vest as follows:

                              (i)  as to 75,000 Options vesting on January
                                   1, 1998; and

                              (ii) as to 75,000 Options vesting on
                                   September 1, 1998.

                    The 150,000 Options shall be granted pursuant to an Incentive Stock Option Agreement to be entered into between the Executive and the Company reflecting the terms as described in this subsection.

                         (d)  Except as hereinafter provided in Section 5
          (a), the Company shall pay the Executive, for any period during which she is unable fully to perform her duties because of physical or mental disability or incapacity, an amount equal to the fixed Base Salary due her for such period less the aggregate amount of all income disability benefits which she may receive or to which she may be entitled under or by reason of (i) any group health and/or disability insurance plan; (ii) any applicable state disability law; (iii) the Federal Social Security Act; (iv) any applicable worker's compensation law or similar law; and (v) any plan towards which the Company or any parent, subsidiary or affiliate of the Company has contributed or for which it has made payroll deductions, such as group accident, health and/or disability policies.

                    5.   Termination on Disability or Death.
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                         (a)  If the Executive, due to physical or mental
          disability or incapacity, is unable fully to perform her duties hereunder for three (3) consecutive months, then the Company may terminate this Agreement and the Executive's employment hereunder by written notice to the Executive. This provision shall not preclude the Executive from claiming or obtaining such disability benefits to which she may be entitled for disability incurred during the period of her employment by the Company.

                         (b) If the Executive shall die during the term of this Agreement, this Agreement and the Executive's employment hereunder shall terminate immediately upon the Executive's death, except that the Company shall be required to continue paying to the Executive's husband (or estate, if there shall be no surviving husband) the compensation payable pursuant to Section 4 consisting of a pro rata portion of the Base Salary payable in accordance with the Company's payroll policies for a period of three (3) months following such death.

                         (c) Upon the Executive's disability or death the Company shall pay the Executive or, in the event of death, her husband (or estate if there is no surviving husband), (x) the bonus payments set forth in subsections a) and b) of Section 4(a)(ii) hereof, to the extent such bonuses have been earned by the Executive and not yet paid, (y) the pro rata portion of the bonus payment set forth in subsections c) and d) of Section 4(a)(ii) hereof, and (z) the pro rata portion of any new bonus plan adopted pursuant to subsection e) of Section 4(a)(ii) hereof, based upon the number of days the Executive worked during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the time of the determination of such bonus.

                    6.   Termination for Cause.  Notwithstanding anything
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          to the contrary in this Agreement, the Company, upon notice to the Executive, may terminate this Agreement and the employment of the Executive hereunder for cause, which, for purposes of this Agreement, shall mean (i) the continued and repeated failure or refusal by the Executive to perform specific directives, relating to the performance by the Executive of her duties as Chief Technology Officer of the Company, of the Chief Executive Officer, President or the Board of Directors of the Company, (ii) embezzlement or any offense involving misuse or misappropriation of money or other property of the Company, (iii) indictment for a crime, (iv) any act of dishonesty, disloyalty or other conduct that is materially injurious to the Company, or (v) material breach by the Executive of any of the terms of this Agreement. Any controversy, claim or dispute arising out of or relating to this Section 6 of the interpretation thereof shall be determined by arbitration to be conducted in Bergen County, New Jersey by the American Arbitration Association in accordance with the then prevailing rules of such Association, and judgments upon the award of the arbitrators may be entered in any court having jurisdiction thereof.

                    7.   Severance Compensation.  In the event the
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          Executive's employment hereunder is not renewed by reason of the expiration of the employment term without renewal thereof by the Company, and other than for cause, death or disability, the Company shall pay to the Executive as severance compensation an amount equal to six (6) months' Base Salary. Severance compensation shall be paid biweekly in accordance with the Company's usual practices. In the event that the Company terminates the employment of the Executive hereunder without cause the Company shall be obligated to honor the balance of this Agreement in accordance with applicable law. In addition, in the event the Executive's employment hereunder is terminated by the Company for any reason, including the expiration of the employment term without renewal thereof by the Company, and other than for cause, death or disability, the Company shall pay to the Executive (x) the bonus payments set forth in subsections a) and
          b) of Section 4(a)(ii) hereof, to the extent such bonuses have been earned by the Executive and not yet paid, (y) the pro rata portion of the bonus payment set forth in subsections c) and d) of Section 4(a)(ii) hereof, and (z) the pro rata portion of any new bonus plan adopted pursuant to subsection e) of Section 4(a)(ii) hereof, based upon the number of days the Executive worked during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the time of the determination of such bonus.

                    In the event the Executive receives severance compensation under this Section 7, the Executive shall not be entitled to receive any other compensation or benefits under this Agreement after the termination of the Executive's employment hereunder and, as a condition to receiving such severance compensation, the Executive hereby agrees that she shall have no other claim against the Company by reason of this Agreement.

                    8.   Disclosure and Assignment of Discoveries.
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                         (a)  The Executive shall (without any additional
          compensation) promptly disclose in writing to the Board of Directors of the Company all ideas, processes, devices, and business concepts (hereinafter referred to collectively as "discoveries"), whether or not patentable or copyrightable, which she, while employed by the Company, conceives, develops, acquires or reduces to practice, whether alone or with others and whether during or after usual working hours, and which are related to the Company's business or interests, or arise out of or in connection with the duties performed by her hereunder; and the Executive hereby transfers and assigns to the Company all right, title and interest in and to such discoveries. Upon the request of the Company, the Executive shall (without any additional compensation), from time to time during or after the expiration or termination of her employment, execute such further instruments and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce its rights in respect of such discoveries.

                         (b)  For purposes of this Section 8 and the
          following Section 9, the term "Company" shall mean and include any and all subsidiaries, parent, and affiliated corporations of the company in existence from time to time.

                    9.   Non-Disclosure of Confidential Information and
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           Non-Competition.
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                         (a)  The Executive acknowledges that she has been
          informed that it is the policy of the Company to maintain as secret and confidential all information (i) relating to the products, processes, designs and/or systems used by the Company and (ii) relating to the customers and employees of the Company (all such information hereafter referred to as "confidential information"), and the Executive further acknowledges that such confidential information is of great value to the Company. The parties recognize that the services to be performed by the Executive are special and unique, and that by reason of her employment by the Company, she has and will acquire confidential information as aforesaid. The parties confirm that it is reasonably necessary to protect the Company's goodwill, and accordingly the Executive does agree that she will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company):

                         (1) at any time during her employment by the Company or after she ceases to be employed by the Company, divulge to any persons, firms or corporations, other than the Company (hereinafter referred to collectively as "third parties"), or use or allow or cause or authorize any third parties to use, any such confidential information, or any other information regarded as confidential and valuable by the Company which she knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others); and

                         (2) at any time during her employment by the Company and for a period of one year after she ceases to be employed by the Company, solicit or cause or authorize directly or indirectly to be solicited, for or on behalf of herself or third parties any business from persons, firms, corporations or other entities who were at any time within one year prior to the cessation of her employment hereunder, customers of the Company or potential customers whose business had been solicited by the Company during the term of Executive's employment; and

                         (3) at any time during her employment by the Company and for a period of one year after she ceases to be employed by the Company, accept or cause or authorize directly or indirectly to be accepted, for or on behalf of herself or third parties, any business from any such customers of the Company; and

                         (4) at any time during her employment by the Company and for a period of one year after she ceases to be employed by the Company, solicit or cause or authorize directly or indirectly to be solicited for employment, for or on behalf of herself or third parties, any persons who were at any time within one year prior to the cessation of her employment hereunder, employees of the Company, except that in the event the Company does not renew this Agreement at the expiration of any term, then the period referred to in this subsection (4) shall be reduced to six (6) months; and

                         (5) at any time during her employment by the Company and for a period of one year after she ceases to be employed by the Company, employ or cause or authorize directly or indirectly to be employed, for or on behalf of herself or third parties, any such employees of the Company, except that in the event the Company does not renew this Agreement at the expiration of any term, then the period referred to in this subsection (5) shall be reduced to six (6) months.

                         (b) In the event the Company does not renew this Agreement at the expiration of any term or the Company terminates this Agreement for other than for cause, the Executive shall not be constrained from working for, advising, consulting or being an officer, director, agent or employee of or otherwise associate with in any way any person, firm, corporation or other entity in the information technology field and/or the insurance software and services industry. Notwithstanding the immediately preceding sentence, in the event the Company does not renew this Agreement at the expiration of any term, the Executive shall remain subject to the provisions of subsections (a)(1), (a)(4), and (a)(5) of this Section 9.

                         (c)  The Executive agrees that, upon the
          expiration of her employment by the Company for any reason, she shall forthwith deliver up to the Company any and all records, drawings, notebooks, keys and other documents and material, and copies thereof in her possession or under her control which is the property of the Company or which relate to any confidential information or any discoveries of the Company.

                         (d)  The Executive agrees that any breach or
          threatened breach by her of any provision of this Section 9 shall entitle the Company, in addition to any other legal remedies available to it, to enjoin such breach or threatened breach through any court of competent jurisdiction. The parties understand and intend that each restriction agreed to by the Executive hereinabove shall be construed as separable and divisible from every other restriction, and that the unenforceability, in whole or in part, of any restriction will not affect the enforceability of the remaining restrictions, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant.

                    10.  Entire Agreement.  This Agreement contains the
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          entire understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement between the parties, and may not be changed or terminated orally. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party to be bound; provided, however, that the Executive's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect.

                    11.  Negotiated Agreement.  This Agreement has been
                         --------------------
          negotiated and shall not be construed against the party responsible for drafting all or parts of this Agreement.

                    12.  Notices.  All notices to be given pursuant to this
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          Agreement shall be in writing hand-delivered to the other party, or mailed by certified mail, return receipt requested, postage prepaid, or by commercial overnight courier, addressed to the President or Chief Executive Officer of the Company at the company's principal place of business or addressed to the Executive at the last known residence of the Executive. Notice shall be deemed given upon receipt or on the first business day after mailing, whichever comes first. The address for notice may be changed by notice given in the same manner.

                    13.  Successors and Assigns.  This Agreement shall be
                         ----------------------
          binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

                    14.  Partial Invalidity.  If any provision contained
                         ------------------
          herein or part thereof shall be deemed invalid, it shall be deemed severed or modified to conform to law, and the remaining provisions shall continue in full force and effect.

                    15.  Governing Law.  All matters concerning the
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          validity and interpretation of and performance under this
          Agreement shall be governed by the laws of the State of New York whose courts shall have exclusive jurisdiction over the parties to which they hereby consent.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        COVER-ALL TECHNOLOGIES INC.



                                        By:   /s/ Brian  Magowan
                                             ------------------------------
                                             Brian Magowan
                                             Chief Executive Officer




                                          /s/ Dalia Ophir
                                        -----------------------------------
                                        Dalia Ophir